Exhibit 99.1

INDEX TO BALANCE SHEET

Page

Report of Independent Registered Public Accounting Firm	F-1
Balance Sheet	F-2
Notes to Balance Sheet	F-3

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

CF Finance Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of CF Finance Acquisition Corp. (the "Company") as of December 17, 2018, and the related notes (collectively referred to as the "financial statement"). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 17, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company's auditor since 2015.

New York, New York

December 20, 2018

CF Finance Acquisition Corp.

Balance Sheet

December 17, 2018

Assets
Current Assets
Cash	$560,027
Total current assets	560,027
Cash held in Trust Account	252,500,000
Total assets	$253,060,027

Liabilities and Stockholders’ Equity
Payables to related party	$2,500,000
Accrued offering costs - independent underwriter fee	100,000
Accrued liabilities	2,792
Total liabilities	2,602,792

Commitments
Common stock subject to possible redemption, 24,302,696 shares at redemption value	245,457,230
Stockholders’ equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Common stock, Class A $0.0001 par value; 100,000,000 shares authorized, 1,297,304 issued and outstanding (excluding 24,302,696 shares subject to possible redemption)	129
Common stock, Class B $0.0001 par value; 10,000,000 shares authorized, 7,187,500(1) shares issued and outstanding	719
Additional paid-in-capital	5,006,442
Accumulated deficit	(7,285)
Total stockholders’ equity	5,000,005

Total liabilities and stockholders’ equity	$253,060,027

(1)	Includes an aggregate of 937,500 shares held by the Sponsor that are subject to forfeiture to the extent that the underwriters' over-allotment option is not exercised in full.

The accompanying notes are an integral part of the financial statement.

F-2

CF Finance Acquisition Corp.

Notes to Balance Sheet

1. Description of Business and Operations

Description of Business - CF Finance Acquisition Corp. (the “Company”) was incorporated in Delaware on July 9, 2014. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for the purpose of consummating a Business Combination, the Company intends to focus its search on companies operating in the financial services or real estate industries. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 17, 2018, the Company had not commenced operations. All activity through December 17, 2018 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”) described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on U.S. Treasury Securities, cash and cash equivalents from the proceeds derived from the Initial Public Offering.

The Company’s Sponsor is CF Finance Holdings LLC (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on December 12, 2018. On December 17, 2018, the Company consummated the Initial Public Offering of 25,000,000 units (each, a “Unit” and with respect to the shares of Class A common stock included in the Units sold, the "Public Shares") at a purchase price of $10.00 per Unit, generating gross proceeds of $250,000,000, which is described in Note 3. Each unit consists of one share of Class A common stock and three-quarters of one warrant. Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50. Each warrant will become exercisable on the later of 30 days after the completion of the Business Combination or 12 months from the closing of the Initial Public Offering and will expire 5 years after the completion of the Business Combination, or earlier upon redemption or liquidation. The Company has granted the underwriter a 45-day option to purchase up to an additional 3,750,000 Units to cover over-allotments, if any.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 600,000 units (the "Placement Units") at a price of $10.00 per Placement Unit in a private placement to the Sponsor, generating gross proceeds of $6,000,000, which is described in Note 4.

The proceeds of the Placement Units and the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Public Shares subject to the requirements of applicable law (see Note 4).

F-3

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

1. Description of Business and Operations (continued)

Transaction costs amounted to approximately $5,586,000, consisting of $5,100,000 of underwriting fees and approximately $486,000 of other costs. In addition, approximately $514,000 of cash from the Initial Public Offering was held outside of the Trust Account and is available for working capital purposes.

Following the closing of the Initial Public Offering on December 17, 2018, an amount of $252,500,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering, the sale of the Placement Units and the Sponsor Loan (see Note 4) was placed in a trust account (“Trust Account”) located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below. At December 17, 2018, the proceeds of the Initial Public Offering, Sponsor Loan and Placement Units were held in cash and subsequently invested in U.S. Treasury securities, as specified above.

Initial Business Combination - The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

F-4

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

1. Description of Business and Operations (continued)

The Company will provide its holders of its public shares, sold in the Initial Public Offering (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.10 per Public Share). The per share amount to be distributed to public stockholders who redeem the public shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). There will be no redemption rights upon the completion of a Business Combination with respect to the Company's warrants. The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a Business Combination, the initial stockholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. In addition, the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and any Public Shares held by the initial stockholders in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A common stock sold in the Initial Public Offering, without the prior consent of the Company.

F-5

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

1. Description of Business and Operations (continued)

The Company’s Sponsor, officers and directors (the “initial stockholders”) have agreed not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their shares of Class A common stock in conjunction with any such amendment.

Failure to Consummate a Business Combination – The Company has until June 17, 2020 to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination by the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company's warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The initial stockholders have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial stockholders acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than $10.10 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, except for the Company’s independent registered public accounting firm, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

F-6

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

2. Summary of Significant Accounting Policies

Basis of Presentation - The balance sheet is presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging growth company - The Company is an “emerging growth company”, as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company, which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates - The preparation of the balance sheet in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

F-7

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

2. Summary of Significant Accounting Policies (continued)

Cash and cash equivalents - The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 17, 2018.

Cash held in Trust Account - At December 17, 2018, the assets held in the Trust Account were held in cash. Subsequent to December 17, 2018, the proceeds from the Initial Public Offering were invested in U.S. Treasury Securities.

Common stock subject to possible redemption - The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 17, 2018, Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

F-8

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

2. Summary of Significant Accounting Policies (continued)

Offering Costs - Offering costs consist of legal and accounting fees incurred through the balance sheet dates that are directly related to the Initial Public Offering, Offering costs amount to $5,585,863 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income Taxes - Income taxes are accounted for under FASB ASC Topic 740, Income Taxes, using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. To the extent that it is more likely than not that deferred tax assets will not be recognized, a valuation allowance would be established to offset their benefit.

ASC 740 also clarifies the accounting for income taxes by prescribing a “more likely than not” recognition threshold that a tax position is required to meet before being recognized in the financial statements. In addition, the guidance clarifies the measurement of uncertain tax positions, classification of interest and penalties, and requires additional disclosures on tax reserves. The Company is subject to income tax examinations by major taxing authorities since inception.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal depository insurance coverage of $250,000. At December 17, 2018, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments - The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

F-9

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

2. Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements - In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. In addition, the amendments expanded the disclosure requirements on the analysis of stockholders’ equity for interim financial statements. Under the amendments, an analysis of changes in each caption of stockholders’ equity presented in the balance sheet must be provided in a note or separate statement. The analysis should present a reconciliation of the beginning balance to the ending balance of each period for which a statement of comprehensive income is required to be filed. The Company anticipates its first presentation of changes in stockholders’ equity, in accordance with the new guidance, will be included in its Form 10-Q for the quarter ended March 31, 2019. The Company is evaluating the impact of this guidance on its financial statements.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s balance sheet.

3. Public Offering

Pursuant to the Initial Public Offering, the Company sold 25,000,000 units at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock, and three-quarters of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).

4. Related Party Transactions

Founder shares

On January 17, 2018, the Sponsor effectuated a recapitalization of the Company, which included a 2.5-for-1 stock split resulting in an aggregate of 7,187,500 Founder Shares outstanding and held by the Sponsor (up to 937,500 of which are subject to forfeiture if the underwriter’s over-allotment option is not exercised in full).

In July 2014, the Sponsor purchased 2,875,000 shares (the “Founder Shares”) of the Company’s Class B common stock, par value $0.0001 (“Class B common stock”) for an aggregate price of $383. During 2015, the Sponsor contributed an additional $50,000 to the Company’s paid-in capital for no additional shares (see Note 6). The Founder Shares will automatically convert into shares of Class A common stock at the time of the Company’s Business Combination and are subject to certain transfer restrictions (see Note 6).

F-10

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

4. Related Party Transactions (continued)

Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment, at any time. The initial stockholders have agreed to forfeit up to 937,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriter. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriter so that the Founder Shares will represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering (not including the placement shares).

The initial stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20-trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Placement Units

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 600,000 Placement Units at a price of  $10.00 per Placement Unit ($6,000,000 in the aggregate). Each Unit consisted of one share of Class A common stock and three-quarters of one warrant. Each whole warrant sold as part of each Placement Unit is exercisable for one share of Class A common stock at a price of  $11.50 per share. The proceeds from the Placement Units have been added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the warrants included in the Placement Units will expire worthless. The warrants included in the Placement Units will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The warrants will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation.

F-11

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

4. Related Party Transactions (continued)

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Placement Units until 30 days after the completion of the initial Business Combination.

Underwriter

The underwriter is an affiliate of the Sponsor (see Note 5).

Business Combination Marketing Agremeent

The Company has engaged Cantor Fitzgerald & Co. as an advisor in connection with the Company’s Business Combination to assist the Company in holding meetings with its stockholders to discuss the Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay Cantor Fitzgerald & Co. a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the Initial Public Offering, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option.

F-12

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

4. Related Party Transactions (continued)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of  $1.00 per warrant. The warrants would be identical to the warrants included in the Placement Units.

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor has committed up to $750,000 to be provided to the Company to fund the Company’s expenses relating to investigating and selecting a target business and other working capital requirements after this offering and prior to the Company’s initial Business Combination. Such loan may be convertible into warrants, at a price of $1 per warrant at the option of the lender.

An affiliate agreed to make available to the Company, under a promissory note, up to $300,000 to be used for a portion of the expenses of the Initial Public Offering. As of December 17, 2018, the amount outstanding under such note was $187,215. The promissory note was non-interest bearing and was repaid upon the completion of the Initial Public Offering. As of December 17, 2018, the Company had no outstanding amounts under the promissory note.

F-13

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

4. Related Party Transactions (continued)

Sponsor Loan

The Sponsor has made available to the Company, under a promissory note, $2,500,000 (or $2,875,000 if the underwriters’ over-allotment option is exercised in full) on the Initial Public Offering date. The promissory note is at nominal or no interest.  The proceeds of the Sponsor loan were deposited into the Trust Account and will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Sponsor loan shall be repaid or converted into Sponsor loan units, at the Sponsor’s discretion, only upon consummation of the Business
Combination. The Sponsor loan units would be identical to the units sold in the Initial Public Offering except that the Sponsor loan warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The Sponsor loan is being extended in order to ensure that the amount in the Trust Account is $10.10 per Public Share. If there is no Business Combination, the Sponsor loan will not be repaid and the loan’s proceeds will be distributed to the public stockholders. The Sponsor has waived any claims against the Trust Account in connection with the Sponsor loan.

5. Commitments

Registration Rights

Pursuant to a registration rights agreement entered into on December 12, 2018, the holders of Founder Shares, Placement Units (and component securities) and warrants that may be issued upon conversion of Working Capital Loans, if any, will be entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to shares of Class A common stock). These holders will be entitled to certain demand and “piggyback” registration rights. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriter, an affiliate of the Sponsor, a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

F-14

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

5. Commitments (continued)

The underwriters were paid a cash underwriting discount of $5,000,000.

The Company also engaged a qualified independent underwriter to participate in the preparation of the registration statement and exercise the usual standards of “due diligence” in respect thereto.

The Company owed the independent underwriter a fee of $100,000 upon the completion of the Initial Public Offering in consideration for its services and expenses as the qualified independent underwriter. The independent underwriter will receive no other compensation.

Business Combination Marketing Agreement

The Company has engaged Cantor Fitzgerald & Co. as an advisor in connection with the Company’s Business Combination (see note 4).

6. Stockholder’s Equity

Class A Common Stock - The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of  $0.0001 per share. As of December 17, 2018, there were 25,600,000 shares of Class A common stock issued or outstanding.

Class B Common Stock - The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of  $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. As of December 17, 2018 there were 7,187,500 shares of Class B common stock outstanding, of which an aggregate of up to 937,500 shares are subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriter’s over-allotment option is not exercised in full or in part, so that the initial stockholders will collectively own 20% of the Company’s issued and outstanding common stock after the Initial Public Offering (not including the Placement Shares).

Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of stockholders except as required by law.

F-15

CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

6. Stockholder’s Equity (continued)

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the initial Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of the initial Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

Preferred stock - The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of  $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 17, 2018, there were no shares of preferred stock issued or outstanding.

Warrants - Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of  (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available.

The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. Notwithstanding the foregoing, if a registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants is not effective within a specified period following the consummation of Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

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CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

6. Stockholder’s Equity (continued)

The warrants included in the Placement Units are identical to the Public Warrants underlying the Units being sold in the Initial Public Offering, except that the warrants included in the Placement Units and the Class A common stock issuable upon the exercise of the warrants included in the Placement Units are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions.

Additionally, the warrants included in the Placement Units will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the warrants included in the Placement Units are held by someone other than the initial purchasers or their permitted transferees, the warrants included in the Placement Units will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may redeem the Public Warrants (except with respect to the warrants included in the Placement Units):

•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	at any time during the exercise period;
•	upon a minimum of 30 days’ prior written notice of redemption; and
•	if, and only if, the last reported sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20-trading days within a 30-trading day period ending on the third business day prior to the date on which the Company sends the notice of redemption to the warrant holders.
•	If, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants.

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CF Finance Acquisition Corp.

Notes to Balance Sheet (continued)

6. Stockholder’s Equity (continued)

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis”, as described in the warrant agreement.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

On January 17, 2018, the Sponsor effectuated a recapitalization of the Company, which included a 2.5-for-1 stock split resulting in an aggregate of 7,187,500 Founder Shares outstanding and held by the Sponsor (up to 937,500 of which are subject to forfeiture if the underwriter’s over-allotment option is not exercised in full

7. Subsequent Events

The Company evaluates subsequent events and transactions that occur after the balance sheet date through the date that the balance sheet was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the balance sheet other than those noted above.

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